Exhibit 99.2

In the confidential preliminary offering memorandum to be used in connection with a private placement to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended, by Ionis Pharmaceuticals, Inc., the Company provided the following overview of the Company’s business as updates or supplements to the information provided in the Company’s previous periodic filings with the Securities and Exchange Commission. Unless the context requires otherwise, “Ionis,” “Company,” “we,” “our,” and “us” refers to Ionis Pharmaceuticals, Inc. and its subsidiaries.

Overview

We were founded over 30 years ago to deliver innovative medicines for diseases with great medical need. Today, we are building on our advancements in RNA-targeted therapeutics to move us closer to achieving our vision to be the leader in genetic medicines. We believe our medicines have the potential to pioneer new markets, change standards of care and transform the lives of people with devastating diseases.

We currently have four marketed medicines: SPINRAZA, QALSODY, TEGSEDI and WAYLIVRA. Additionally, the U.S. Food and Drug Administration (“FDA”) accepted our New Drug Application (“NDA”) of eplontersen for polyneuropathy caused by hereditary TTR amyloidosis (“ATTRv-PN”). Eplontersen’s Prescription Drug User Fee Act (“PDUFA”) date is December 22, 2023. We also have a rich innovative late- and mid-stage pipeline primarily focused on our leading cardiovascular and neurology franchises. We recently expanded our Phase 3 pipeline to eight investigational medicines across ten indications following the start of GSK’s Phase 3 program for bepirovirsen in hepatitis B and Roche’s initiation of the Phase 3 study for IONIS-FB-LRx in IgA nephropathy (“IgAN”).

Marketed Medicines

SPINRAZA is the global market leader for the treatment of patients with spinal muscular atrophy, a progressive, debilitating and often fatal genetic disease. Biogen is our partner responsible for commercializing SPINRAZA worldwide. From inception through March 31, 2023, we have earned more than $1.9 billion in revenues from our SPINRAZA collaboration, including more than $1.4 billion in royalties on sales of SPINRAZA.

QALSODY is an antisense oligonucleotide medicine indicated for the treatment of amyotrophic lateral sclerosis (“ALS”) in adults who have a mutation in the superoxide dismutase 1 (“SOD1”) gene (“SOD1-ALS”). QALSODY was approved under accelerated approval by the FDA in April 2023. SOD1-ALS is a rare neurodegenerative disorder that causes progressive loss of motor neurons leading to death. The European Medicines Agency (“EMA”) is currently reviewing QALSODY for approval in the European Union. Biogen is our partner responsible for commercializing QALSODY worldwide.

TEGSEDI is a once weekly, self-administered subcutaneous medicine approved in the United States, Europe, Canada and Brazil for the treatment of patients with polyneuropathy caused by hereditary polyneuropathy (“ATTRv-PN”), a debilitating, progressive, and fatal disease. We launched TEGSEDI in the United States and the European Union in late 2018. In 2021, we began selling TEGSEDI in Europe through our distribution agreement with Swedish Orphan Biovitrum AB (“Sobi”) and in the second quarter of 2021, Sobi began distributing TEGSEDI in the United States and Canada. In Latin America, PTC Therapeutics International Limited (“PTC”) is commercializing TEGSEDI in Brazil and is pursuing access in additional Latin American countries through its exclusive license agreement with us.

WAYLIVRA is a once weekly, self-administered, subcutaneous medicine that received conditional marketing authorization in May 2019 from the European Commission as an adjunct to diet in adult patients with genetically confirmed familial chylomicronemia syndrome (“FCS”) and at high risk for pancreatitis. We launched WAYLIVRA in the European Union in the third quarter of 2019. In 2021, we began selling WAYLIVRA in Europe through our distribution agreement with Sobi. In Latin America, PTC is commercializing WAYLIVRA in Brazil for two indications, FCS and familial partial lipodystrophy, and is pursuing access in additional Latin American countries through its exclusive license agreement with us.

Investigational Medicines in Phase 3 Studies and Registration

We currently have eight investigational medicines in Phase 3 studies for ten indications, which are:

•	Eplontersen: our investigational medicine in development for transthyretin amyloidosis (“ATTR”)

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We are currently conducting the Phase 3 NEURO-TTRansform study in patients with ATTRv-PN, the Phase 3 CARDIO-TTRansform study in patients with ATTR cardiomyopathy and additional studies supporting our ATTR development program

•	In March 2023, the FDA accepted the NDA for eplontersen in the United States for patients with ATTRv-PN with a PDUFA date of December 22, 2023

•	In April 2023, we presented positive week-35 and week-66 data from the Phase 3 NEURO-TTRansform study in patients with ATTRv-PN at the American Academy of Neurology Annual Meeting

•	Olezarsen: our investigational medicine in development for FCS and severe hypertriglyceridemia (“SHTG”)

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We are currently conducting a broad Phase 3 development program for olezarsen that includes the Phase 3 BALANCE study in patients with FCS and three Phase 3 studies supporting development for the treatment of SHTG: CORE, CORE2 and ESSENCE

•	We remain on track for data from the Phase 3 BALANCE FCS study in the second half of 2023

•	The FDA granted olezarsen fast track designation for the treatment of patients with FCS

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In the second half of 2022, we expanded our Phase 3 program for SHTG when we initiated CORE2, a confirmatory Phase 3 study of olezarsen in patients with SHTG and ESSENCE, a supporting Phase 3 study of olezarsen in patients with SHTG or hypertriglyceridemia and atherosclerotic cardiovascular disease

•	Donidalorsen: our investigational medicine in development for hereditary angioedema (“HAE”)

•	We are currently conducting the Phase 3 OASIS-HAE study in patients with HAE and a Phase 3 study evaluating donidalorsen in HAE patients previously treated with other prophylactic therapies

•	We announced the completion of enrollment in the Phase 3 OASIS-HAE study in mid-2023. Data from the study is expected in the first half of 2024

•	We reported positive data from the Phase 2 study and Phase 2 open-label extension (“OLE”) study throughout 2022 and 2023

•	Ulefnersen (formerly ION363): our investigational medicine in development for ALS with mutations in the fused in sarcoma gene (“FUS”)

•	We are currently conducting a Phase 3 study of ulefnersen in juvenile and adult patients with FUS-ALS

•	QALSODY: an antisense oligonucleotide medicine that is approved in the United States for the treatment of SOD1-ALS

•	Biogen is responsible for commercializing QALSODY worldwide

•	The EMA is currently reviewing QALSODY’s Marketing Authorization Application (“MAA”) in the European Union

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In June 2022, Biogen presented new positive data from the ongoing VALOR OLE study at the European Network to Cure ALS meeting. These data were included in the NDA filing in the United States and MAA filing in the European Union

•	Biogen is also conducting an ongoing Phase 3 study (ATLAS) in presymptomatic SOD1 patients

•	Pelacarsen: our investigational medicine in development to treat patients with elevated lipoprotein(a) (“Lp(a)”) and cardiovascular disease

•	Novartis is developing pelacarsen, including conducting the ongoing Lp(a) HORIZON Phase 3 cardiovascular outcome study in patients with established cardiovascular disease and elevated Lp(a)

•	In July 2022, Novartis achieved full enrollment in the Lp(a) HORIZON study

•	In the first quarter of 2021, pelacarsen was granted fast track designation in the United States

•	Bepirovirsen: our investigational medicine in development for hepatitis B virus (“HBV”)

•	GSK is developing bepirovirsen, including conducting the ongoing B-Well Phase 3 program in patients with HBV

•	In 2022, GSK presented positive data from the Phase 2b B-Clear study of bepirovirsen demonstrating potential for functional cures in patients with chronic HBV

•	IONIS-FB-LRx: our investigational medicine in development for IgAN and geographic atrophy (“GA”)

•	Roche has initiated a Phase 3 study in IgAN. Additionally, we are currently conducting a Phase 2 study in GA

Special Note Regarding Forward-Looking Statements

This document contains forward-looking statements regarding our business and the therapeutic and commercial potential of our technologies, products in development and commercial products, including anticipated timing of data from ongoing Phase 3 studies. Any statement describing our goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement that is subject to change. Such statements are subject to certain risks and uncertainties, including but not limited to those related to our commercial products and the medicines in our pipeline, and particularly those inherent in the process of discovering, developing and commercializing medicines that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such medicines. Our forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2023. Although our forward-looking statements reflect the good faith judgment of our management, these statements are based only on facts and factors currently known by us. As a result, you are cautioned not to rely on these forward-looking statements.

The forward-looking statements made herein relate only to events as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements after the date hereof or to conform such statements to actual results or revised expectations, except as required by law.

We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements.